Leases	12 Months Ended
Dec. 31, 2022
Leases [Abstract]
LEASES

14.    LEASES

The Company leases certain facilities under non-cancelable operating leases that expire at various dates through 2026. Some leases include renewal options, which would permit extensions of the expiration dates at rates approximating fair market rental values. The Company also enters into certain finance leases for computer equipment. The finance leases are collateralized by the financed assets.

Aggregate non-cancelable future minimum lease payments under operating and finance leases were as follows as of December 31, 2022 (in thousands):

	Operating Lease	Finance Lease
Year Ending December 31:
2023	$3,758	$189
2024	3,234	122
2025	914	8
2026	458	—
2027	458	—
Thereafter	1,225	—
Total	10,047	319
Less: imputed interest	(1,050)	(31)
Present value of lease liabilities	8,997	288
Less: current portion	(3,282)	(160)
Lease liabilities, net of current portion	$5,715	$128

The components of lease cost were as follows during the years ended December 31, 2022 and 2021 (in thousands):

	Year Ended December 31,
	2022	2021
Operating lease cost	$3,423	$3,654
Short-term lease cost	$466	$524

Finance lease cost:
Amortization of finance leased assets	$995	$2,575
Interest on lease liabilities	$79	$472

The table below presents additional information related to our leases as of December 31, 2022:

	Operating Lease	Finance Lease
Weighted average remaining lease term (years)	3.83	1.82
Weighted average discount rate	5.89%	10.80%

The Company’s rent expense totaled approximately $3.9 million and $4.2 million during the years ended December 31, 2022 and 2021, respectively.